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[ASTON ASSET MANAGEMENT LOGO]

                                   ASTON FUNDS

                      ASTON/RIVER ROAD SMALL CAP VALUE FUND

                              CLASSES N & I SHARES

                       SUPPLEMENT DATED DECEMBER 15, 2006
                TO THE CLASS N PROSPECTUS DATED DECEMBER 1, 2006
                AND THE CLASS I PROSPECTUS DATED DECEMBER 4, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH EACH PROSPECTUS.

     Effective immediately after net asset valuation on Thursday, December 14, 2006, the ASTON/RIVER ROAD SMALL CAP VALUE FUND (the "Fund") will not accept additional investments until further notice with the following exceptions:

          - Existing shareholders of the Fund may add to their accounts, including through reinvestment of distributions.
          - Financial advisors who currently have clients invested in the Fund may open new accounts and add to such accounts where the Fund determines that such investments will not harm its investment process and where operationally feasible.
          - Participants in retirement plans which utilize the Fund as an investment option on December 14, 2006 may designate the Fund where operationally feasible.
          - Employees of Aston Asset Management, LLC (the "Adviser") and River Road Asset Management, LLC (the "Subadviser") and their family members may open new accounts and add to such accounts.

     The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and to reject any investment for any reason.



                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH EACH PROSPECTUS FOR FUTURE REFERENCE.

           For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com



                                                          ATN SUP NI RR clos1206